JANUS RETIREMENT ADVANTAGE(R)
        FLEXIBLE PAYMENT VARIABLE ACCUMULATION DEFERRED ANNUITY CONTRACT

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                                   Prospectus
                                   May 1, 1997

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                  ISSUED BY:                            DISTRIBUTED BY:

  Western Reserve Life Assurance Co. of Ohio         InterSecurities, Inc.
              201 Highland Avenue                     201 Highland Avenue
           Largo, Florida 33770-2597               Largo, Florida 33770-2597

            Please direct all telephone inquiries to 1-800-504-4440.

     This Prospectus describes the Janus Retirement Advantage(R) (the "Contract"), a tax deferred variable annuity contract issued by Western Reserve Life Assurance Co. of Ohio ("Western Reserve").

     The Contract provides for accumulation of Contract values on a variable basis, a fixed basis, or a combination of both. The Contract also provides for the payment of periodic annuity payments on a variable basis or a fixed basis. If the variable basis is chosen, Contract values will be held in the WRL Series Annuity Account B (the "Series Account") and will vary according to the investment performance of the underlying investment portfolios of the Janus Aspen Series (the "Trust"). If the fixed basis is chosen, Contract values will be allocated to the Fixed Account and earn interest at no less than the minimum guaranteed rate.

     There are currently eleven Sub-Accounts of the Series Account (in addition to the Fixed Account) available during the Accumulation Period and after the Maturity Date. Each Sub-Account invests in one investment portfolio of the Trust and Net Purchase Payments will be allocated to one or more of these Sub-Accounts or the Fixed Account as directed by the Owner. The eleven investment portfolios of the Trust are: the Growth Portfolio, the Aggressive Growth Portfolio, the Capital Appreciation Portfolio, the Worldwide Growth Portfolio, the International Growth Portfolio, the Balanced Portfolio, the Equity Income Portfolio, the Flexible Income Portfolio, the High-Yield Portfolio, the Short-Term Bond Portfolio and the Money Market Portfolio. Janus Capital Corporation ("Janus Capital") serves as Investment Adviser to the Trust.

     This Prospectus sets forth information about the Contract that a prospective investor should know before investing. Additional information about the Series Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated May 1, 1997, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by writing to Western Reserve, P.O. Box 9052, Clearwater, FL 34618-9052; or by calling (800) 504-4440. The table of contents for the Statement of Additional Information appears on page 26 of this Prospectus.

     THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, A BANK OR DEPOSITORY INSTITUTION, AND THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE JANUS ASPEN SERIES. CERTAIN PORTFOLIOS MAY NOT BE AVAILABLE IN ALL STATES.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

     THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

                                                                    [JANUS LOGO]

                                TABLE OF CONTENTS

                                                                       Page
---------------------------------------------------------------------------
Definitions of Special Terms ..........................................  3
Summary ...............................................................  4
Calculation of Yields and Total Returns ...............................  8
Other Performance Data ................................................  9
Published Ratings ..................................................... 10
Western Reserve, the Series Account, and the Trust .................... 10
     Western Reserve Life Assurance Co. of Ohio ....................... 10
     WRL Series Annuity Account B ..................................... 10
     Janus Aspen Series ............................................... 11

Charges and Deductions ................................................ 11
     No Sales Charge .................................................. 11
     Transfer Charge .................................................. 12
     Mortality and Expense Risk Charge ................................ 12
     Annual Contract Charge ........................................... 12
     Administrative Charge ............................................ 12
     Premium Taxes .................................................... 12
     Deductions for Other Taxes  ...................................... 12
     Expenses of the Trust ............................................ 13

The Contract - Accumulation Provisions................................. 13
     Purchase Payments ................................................ 13
     Net Purchase Payments ............................................ 13
     Accumulation Unit Value .......................................... 14
     Computing Sub-Account Value ...................................... 14
     Portfolio Share Net Asset Value .................................. 14
     Transfers to and from, and among Allocation Options .............. 14
     Systematic Exchanges ............................................. 15
     Partial Withdrawals and Surrenders ............................... 15
     Death Benefits during the Accumulation Period .................... 16

The Contract - Annuity Provisions ..................................... 17
     Maturity Date and Selection of Annuity Options ................... 17
     Fixed Account Annuity Options .................................... 18
     Series Account Annuity Options ................................... 18
     Death Benefits after the Maturity Date ........................... 19
     Improved Annuity Rates ........................................... 19
     Proof of Age, Sex, and Survival .................................. 19

Other Matters Relating to the Contract ................................ 19
     Changes in Purchase Payments ..................................... 19
     Right to Examine Contract ........................................ 19
     Contract Payments ................................................ 19
     Ownership ........................................................ 20
     Annuitant ........................................................ 20
     Beneficiary ...................................................... 20
     Modification or Waiver ........................................... 20

Federal Tax Matters ................................................... 21
     Introduction ..................................................... 21
     Company Tax Status ............................................... 21
     Taxation of Annuities ............................................ 21
     Individual Retirement Annuities .................................. 22
     Additional Considerations ........................................ 23

The Fixed Account ..................................................... 24
     Minimum Guaranteed and Current Interest Rates .................... 24
     Fixed Account Value .............................................. 24
     Allocations, Transfers and Partial Withdrawals ................... 25

Distribution of the Contracts ......................................... 25
Voting Rights ......................................................... 25
Legal Proceedings ..................................................... 25
Statement of Additional Information  .................................. 26
JANUS ASPEN SERIES
--------------------------------------------------------------------------

DEFINITIONS OF SPECIAL TERMS

     ACCUMULATION PERIOD - The period between the Contract Date and the Maturity Date while the Contract is in force.

     ACCUMULATION UNIT VALUE - An accounting unit of measure used to calculate Sub-Account values during the Accumulation Period.

     ADMINISTRATIVE OFFICE - Western Reserve's administrative office for variable insurance products, the address of which is P.O. Box 9052, Clearwater, Florida 34618-9052.

     ALLOCATION OPTIONS - The Fixed Account and the Sub-Accounts of the Series Account.

     ANNUITANT - The person named in the application, or as subsequently changed, to receive annuity payments. The Annuitant may be changed as provided in the Contract's death benefit provisions and annuity provisions.

     ANNUITY PROCEEDS - The amount applied to purchase periodic annuity payments. Such amount is the Annuity Value on the Maturity Date, less any applicable premium tax.

     ANNUITY VALUE - The sum of the Series Account Value and the Fixed Account Value.

     ANNUITY UNIT VALUE - An accounting unit of measure used to calculate annuity payments from certain Sub-Accounts after the Maturity Date.

     ANNIVERSARY - The same day and month as the Contract Date for each succeeding year the Contract remains in force.

     ATTAINED AGE - The Issue Age plus the number of completed Contract Years. Issue Age refers to the age on the birthday nearest the Contract Date.

     BENEFICIARY - The person(s) entitled to receive the death benefit proceeds under the Contract.

     CASH VALUE - The Annuity Value less any applicable premium taxes.

     CODE - The Internal Revenue Code of 1986, as amended.

     CONTINGENT BENEFICIARY - The person named in the application to become the new Beneficiary upon the current Beneficiary's death.

     CONTRACT DATE - The later of the date on which the initial Purchase Payment is received and the date that the properly completed application is received at Western Reserve's Administrative Office.

     CONTRACT YEAR - A period of twelve consecutive months beginning on the Contract Date and any Anniversary thereafter.

     FIXED ACCOUNT - An Allocation Option under the Contract that provides for accumulation of Net Purchase Payments and options for annuity payments on a fixed basis. For Contracts issued in the State of Washington, the Fixed Account is not available for allocation of Net Purchase Payments or transfers of Annuity Value from the Sub-Accounts.

     FIXED ACCOUNT VALUE - During the Accumulation Period, the value in the Fixed Account allocable to a Contract.

     IN FORCE - Condition under which the Contract is active and the Owner is entitled to exercise all rights under the Contract.

     ISSUE AGE - Refers to the age on the birthday nearest the Contract Date.

     MATURITY DATE - The date on which the Accumulation Period ends and annuity payments are to commence.

     NET PURCHASE PAYMENT - The Purchase Payment less any applicable premium taxes. (See "Premium Taxes" on page 12.)

     NON-QUALIFIED CONTRACTS - Contracts issued other than in connection with retirement plans that qualify for special Federal income tax treatment under the Code.

     OWNER - The person(s) entitled to exercise all rights under the Contract. The Annuitant is the Owner unless the application states otherwise, or unless a change of ownership is made at a later time.

     PORTFOLIO - A separate investment portfolio of the Trust.

     PURCHASE PAYMENTS - Amounts paid by an Owner or on the Owner's behalf to Western Reserve as consideration for the benefits provided by the Contract.

     QUALIFIED CONTRACTS - Contracts issued in connection with retirement plans that qualify for special Federal income tax treatment under Section 408 of the Code.

     SERIES ACCOUNT OR SEPARATE ACCOUNT - WRL Series Annuity Account B, a separate investment account composed of several Sub-Accounts established to receive and invest Net Purchase Payments not allocated to the Fixed Account.

     SERIES ACCOUNT VALUE - During the Accumulation Period, the value in the Series Account allocable to a Contract, which value is equal to the total of the values allocable to a Contract in each of the Sub-Accounts during the Accumulation Period.

     SUB-ACCOUNT - A sub-division of the Series Account that invests exclusively in the shares of a specified Portfolio and supports the Contracts. Sub-Accounts corresponding to each applicable Portfolio hold assets under the Contract during the Accumulation Period. Sub-Accounts corresponding to each applicable Portfolio will hold assets after the Maturity Date if a Series Account annuity option is selected.

     SURRENDER - The termination of a Contract at the option of the Owner.

     TRUST - Janus Aspen Series.

     VALUATION DATE - Each day on which the New York Stock Exchange is open for business.

     VALUATION PERIOD - The period commencing at the end of one Valuation Date and continuing to the end of the next succeeding Valuation Date.

SUMMARY

     This summary provides you with an overview of the tax deferred variable annuity contract offered by Western Reserve and funded by the WRL Series Annuity Account B and the Fixed Account.

THE CONTRACT

     The Janus Retirement Advantage(R) (the "Contract") is a tax deferred variable annuity contract that may be purchased by submitting a completed application to Western Reserve for its approval. The Contract provides for accumulation of Annuity Values on a variable basis, a fixed basis, or a combination of both. The Contract also provides for the payment of periodic annuity payments on a variable basis or a fixed basis. (See "THE CONTRACT - Accumulation Provisions" on page 13 and "THE CONTRACT - Annuity Provisions" on page 17.) (For information about tax status, see "FEDERAL TAX MATTERS" on pages 21-24.)

RIGHT TO EXAMINE CONTRACT

     If an Owner is not satisfied with the Contract, it may be cancelled by returning it within ten days after receipt (the "Free-Look Period") together with a written request for cancellation. In such event, Western Reserve will pay the Owner an amount equal to the sum of: (i) the Purchase Payments received; plus (or minus) (ii) the accumulated gains (or losses), if any, in the Series Account for the Contract as of the date Western Reserve receives the returned Contract. Certain states require a Free-Look Period longer than ten days, either for all Contract Owners or for certain classes of Contract Owners. (In certain states, Western Reserve will refund the Purchase Payment.) (See "OTHER MATTERS RELATING TO THE CONTRACT - Right to Examine Contract" on page 19.)

THE TRUST

     The underlying variable investments for the Contract are shares of the eleven Portfolios of the Trust: the Growth Portfolio, the Aggressive Growth Portfolio, the Capital Appreciation Portfolio, the Worldwide Growth Portfolio, the International Growth Portfolio, the Balanced Portfolio, the Equity Income Portfolio, the Flexible Income Portfolio, the High-Yield Portfolio, the Short-Term Bond Portfolio and the Money Market Portfolio. Janus Capital serves as Investment Adviser to the Portfolios. Western Reserve reserves the right to offer additional investment portfolios or mutual funds with differing investment objectives. (See "WESTERN RESERVE, THE SERIES ACCOUNT, AND THE TRUST - Janus Aspen Series" on page 11.)

PURCHASE PAYMENTS

     The Owner may make Purchase Payments at such frequency as the Owner elects. The initial Purchase Payment generally must accompany the application, and must be at least $2,500 unless Western Reserve consents to a smaller amount. Subsequent Purchase Payments must be at least $100, unless Western Reserve consents to a smaller amount. The maximum amount of Purchase Payments that may be made in any Contract Year is $1,000,000, unless Western Reserve consents to a larger amount. Western Reserve reserves the right to reject any Purchase Payment for any reason permitted by law. (See "THE CONTRACT - ACCUMULATION PROVISIONS - Purchase Payments" on page 13.)

PARTIAL WITHDRAWAL AND SURRENDER PRIVILEGE

     A Contract may be surrendered or portions of the Cash Value may be partially withdrawn at any time prior to the Maturity Date. The Cash Value may not, however, be reduced by any partial withdrawal to less than $2,500. (See "THE CONTRACT - ACCUMULATION PROVISIONS - Partial Withdrawals and Surrenders" on page 15.) Moreover, a partial withdrawal or Surrender may have Federal income tax consequences. (See "FEDERAL TAX MATTERS - Individual Retirement Annuities" on page 22.)

NO SALES CHARGE

     No deductions for sales expenses are made from Purchase Payments or from withdrawals or Surrenders. However, a penalty tax is currently imposed on withdrawals or Surrenders if such withdrawals or Surrenders are made prior to age 59-1/2 and other exceptions do not apply. (See "FEDERAL TAX MATTERS" on pages 21-24.)

MORTALITY AND EXPENSE RISK CHARGE

     For assuming mortality and expense risks under the Contract, Western Reserve imposes a 0.50% per annum charge against the Annuity Value held in the Series Account. (See "CHARGES AND DEDUCTIONS - Mortality and Expense Risk Charge" on page 12.) This charge is deducted from the Series Account both during the Accumulation Period and after the Maturity Date.

ANNUAL CONTRACT CHARGE

     An Annual Contract Charge of $30 will be deducted annually on the Anniversary. (See "CHARGES AND DEDUCTIONS - Annual Contract Charge" on page 12.)

ADMINISTRATIVE CHARGE

     Western Reserve imposes a daily Administrative Charge equal to an annual rate of 0.15% against all Annuity Value held in the Series Account. (See "CHARGES AND DEDUCTIONS - Administrative Charge" on page 12.)

PREMIUM TAXES

     No deduction is made for premium taxes unless Western Reserve incurs a premium tax under state law. Certain states impose premium taxes ranging up to 3.5% of Purchase Payments. (See "CHARGES AND DEDUCTIONS - Premium Taxes" on page 12.)

CHARGES BY THE TRUST

     The Trust is subject to certain fees, charges and expenses. (See "WESTERN RESERVE, THE SERIES ACCOUNT, AND THE TRUST-Janus Aspen Series" on page 11 and the Prospectuses for the Trust.)

SUMMARY OF CHARGES AND EXPENSES

     The following illustrates the charges and deductions under the Contract during the Accumulation Period, as well as the fees and expenses of the Trust.

Owner Transaction Expenses
---------------------------------------------------------------------------------------------------------------------------
Sales Load Imposed on Purchases                                                                           None
Maximum Contingent Deferred Sales Charge                                                                  None
Transfer Charge
  On first 12 transfers each year                                                                         None
  On each transfer thereafter                                                                           $10.00
Annual Contract Charge*                                                                    $30.00 Per Contract
---------------------------------------------------------------------------------------------------------------------------

Separate Account Annual Expenses (as a % of average Series Account Value)
---------------------------------------------------------------------------------------------------------------------------
Mortality and Expense Risk Charge                                                                      0.50%
Other Account Fees and Expenses (See "Administrative Charge" on page 12)                               0.15%
Total Separate Account Annual Expenses                                                                 0.65%
---------------------------------------------------------------------------------------------------------------------------

Trust Annual Expenses** (as a % of average net assets for the period ended December 31, 1996)
-------------------------------------------------------------------------------------------------------
                                 AGGRESSIVE       CAPITAL      WORLDWIDE     INTERNATIONAL
                      GROWTH       GROWTH      APPRECIATION     GROWTH          GROWTH         BALANCED
                    PORTFOLIO     PORTFOLIO   PORTFOLIO****    PORTFOLIO       PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
Management Fees       0.65%         0.72%          0.75%         0.66%           0.05%           0.79%
Other Expenses
  (after
    reimbursement)    0.04%         0.04%          0.30%         0.14%           1.21%           0.15%
Total Operating
    Expenses          0.69%         0.76%          1.05%         0.80%           1.26%           0.94%
-------------------------------------------------------------------------------------------------------

[RESTUBBED TABLE FROM ABOVE]

                     EQUITY      FLEXIBLE        HIGH-       SHORT-TERM         MONEY
                     INCOME        INCOME        YIELD          BOND           MARKET
                  PORTFOLIO****  PORTFOLIO    PORTFOLIO***    PORTFOLIO       PORTFOLIO
-------------------------------------------------------------------------------------------------------
Management Fees       0.95%         0.65%          0.00%         0.47%           0.00%
Other Expenses
  (after
    reimbursement)    0.30%         0.19%          1.01%         0.19%           0.50%
Total Operating
    Expenses          1.25%         0.84%          1.01%         0.66%           0.50%
-------------------------------------------------------------------------------------------------------

* Deduction of the Annual Contract Charge is currently waived when the Annuity Value on the Anniversary is equal to or greater than $25,000.
** The fees and expenses in the table are based on gross expenses of the shares before expense offset arrangements for the fiscal year ended December 31, 1996. The information for each Portfolio, other than the Flexible Income Portfolio, is net of fee waivers or reductions from Janus Capital. Fee reductions for the Growth, Aggressive Growth, Capital Appreciation, Worldwide Growth, International Growth, Balanced and Equity Income Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without such waivers or reductions, Management Fees, Other Expenses and Total Operating Expenses for the Portfolios for the fiscal year ended December 31, 1996 would have been: 0.79%, 0.04% and 0.83% for Growth Portfolio; 0.79%, 0.04% and 0.83% for Aggressive Growth Portfolio; 1.00%, 0.30% and 1.30% for Capital Appreciation Portfolio; 0.77%, 0.14% and 0.91% for Worldwide Growth Portfolio; 1.00%, 1.21% and 2.21% for International Growth Portfolio; 0.92%, 0.15% and 1.07% for Balanced Portfolio; 1.00%, 0.30% and 1.30% for Equity Income Portfolio; 0.75%, 5.54% and 6.29% for High-Yield Portfolio; 0.65%, 0.19% and 0.84% for Short-Term Bond Portfolio; and 0.25%, 0.53% and 0.78% for Money Market Portfolio.
*** Because the High-Yield Portfolio commenced operations on May 1, 1996, the percentages set forth as "Other Expenses" and "Total Operating Expenses" are annualized.
**** Because of its limited operating history, the percentages set forth above are based on estimate of expenses for the initial fiscal year for the Capital Appreciation Portfolio and the Equity Income Portfolio.

     The purpose of the preceding Table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Table reflects charges and expenses of the Separate Account as well as the Portfolios of the Trust for the fiscal year ended December 31, 1996, except that the "Other Expenses" and "Total Operating Expenses" for the High-Yield Portfolio are annualized, and the "Other Expenses" and "Total Operating Expenses" for the Capital Appreciation and Equity Income Portfolios are estimates. Actual expenses of the Trust may be higher or lower in the future. Certain states and other governmental entities may impose a premium tax; the Table does not include any premium tax. For more information on the charges described in this Table see "CHARGES AND DEDUCTIONS" on page 11 and the Trust Prospectuses which accompany this Prospectus.

     EXAMPLES

     Regardless of whether you surrender or annuitize your Contract at the end of the applicable time period or if you hold your Contract until the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:

                                       1 YEAR           3 YEARS         5 YEARS        10 YEARS
-------------------------------------------------------------------------------------------------
Growth Sub-Account                       $15              $46             $79            $172
Aggressive Growth Sub-Account            $15              $48             $82            $180
Capital Appreciation Sub-Account         $18              $57             N/A             N/A
Worldwide Growth Sub-Account             $16              $49             $84            $184
International Growth Sub-Account         $20              $63            $108            $234
Balanced Sub-Account                     $17              $53             $92            $200
Equity Income Sub-Account                $20              $63             N/A             N/A
Flexible Income Sub-Account              $16              $50             $86            $189
High-Yield Sub-Account                   $18              $55             $95            $207
Short-Term Bond Sub-Account              $14              $45             $77            $169
Money Market Sub-Account                 $13              $40             $69            $151
-------------------------------------------------------------------------------------------------

     The above examples assume that no transfer charges have been assessed. In addition, the examples factor in the $30 annual contract charge based on an estimated average Series Account value per Contract of $30,633 which translates that charge into an assumed charge at an annual rate of 0.10% of the Series Account value.

     THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND THE ACTUAL EXPENSES PAID MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

DEATH BENEFIT

     If the Annuitant is also the Owner or if the Owner is not a natural person, and the Annuitant dies at any time before the Maturity Date, a death benefit will be provided, unless certain elections have been made that would keep the Contract in force. After the Maturity Date, death benefits will be paid in accordance with the annuity option then in effect. (See "THE CONTRACT - ACCUMULATION PROVISIONS - Death Benefits during the Accumulation Period" on page 16 and "THE CONTRACT - ANNUITY PROVISIONS - Death Benefits after the Maturity Date" on page 19.)

ANNUITY PAYMENT OPTIONS

     Annuity payment options are available under the Contract for distribution of the Annuity Proceeds after the Maturity Date. The Maturity Date may not be earlier than the end of the fifth Contract Year and cannot be deferred beyond the Annuitant reaching Attained Age 90. Subject to these limitations, the default Maturity Date may be changed by the Owner, at any time prior to that date, by delivering a written request to Western Reserve. (See "THE CONTRACT-ANNUITY PROVISIONS - Maturity Date and Selection of Annuity Options" on page 17.)

TRANSFERS

     Prior to the Maturity Date, the Owner may transfer any or all of the Annuity Value from any Sub-Account to the Fixed Account, from the Fixed Account to any Sub-Account, or among the Sub-Accounts. (For Contracts issued in the State of Washington, the Fixed Account is not available for transfers of Annuity Value from the Sub-Accounts.) (See "THE CONTRACT - ACCUMULATION PROVISIONS - Transfers to and from, and among Allocation Options" on page 14.) Western Reserve will impose a charge of $10 for each transfer following the first twelve transfers made during any Contract Year. This charge will not be increased. Certain restrictions apply to transfers from the Fixed Account. Western Reserve may at any time revoke or modify the transfer privilege. (See "THE CONTRACT - ACCUMULATION PROVISIONS - Transfers to and from, and among Allocation Options" on page 14 and "THE FIXED ACCOUNT - Allocations, Transfers and Partial Withdrawals" on page 25.)

FIXED ACCOUNT

     Annuity Values allocated to the Fixed Account will be held in the general account of Western Reserve and earn interest at no less than the minimum guaranteed rate. Matters pertaining to the Fixed Account are discussed in the section entitled "THE FIXED ACCOUNT" beginning on page 24.

                         CONDENSED FINANCIAL INFORMATION

                                                           PERIOD FROM 9/14/93* TO 12/31/93
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                            ACCUMULATION UNIT      ACCUMULATION UNIT      ACCUMULATION UNITS
                                           VALUE AT BEGINNING        VALUE AT END         OUTSTANDING AT END
SUB-ACCOUNT                                     OF PERIOD              OF PERIOD               OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
Growth                                           $10.000                $10.350                 100.000
Aggressive Growth                                 10.000                 11.805                 100.000
Worldwide Growth                                  10.000                 11.910                 100.000
Balanced                                          10.000                 10.720                 100.000
Flexible Income                                   10.000                 10.070                 100.000
Short-Term Bond                                   10.000                 10.030                 100.000
---------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31, 1994
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                            ACCUMULATION UNIT      ACCUMULATION UNIT      ACCUMULATION UNITS
                                           VALUE AT BEGINNING        VALUE AT END         OUTSTANDING AT END
SUB-ACCOUNT                                     OF PERIOD              OF PERIOD               OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
Growth                                           $10.350                $10.547               451,117.958
Aggressive Growth                                 11.805                 13.617               354,557.639
Worldwide Growth                                  11.910                 11.991               561,882.376
Balanced                                          10.720                 10.720               201,716.082
Flexible Income                                   10.070                 9.895                 90,218.877
Short-Term Bond                                   10.030                 10.038               242,782.669
---------------------------------------------------------------------------------------------------------------------------

                                                            PERIOD FROM 5/2/94* TO 12/31/94
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                            ACCUMULATION UNIT      ACCUMULATION UNIT      ACCUMULATION UNITS
                                           VALUE AT BEGINNING        VALUE AT END         OUTSTANDING AT END
SUB-ACCOUNT                                     OF PERIOD              OF PERIOD               OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
International Growth                             $10.000                $9.665                93,520.075
---------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                            ACCUMULATION UNIT      ACCUMULATION UNIT      ACCUMULATION UNITS
                                           VALUE AT BEGINNING        VALUE AT END         OUTSTANDING AT END
SUB-ACCOUNT                                     OF PERIOD              OF PERIOD               OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
Growth                                           $10.547                $13.613               743,809.909
Aggressive Growth                                 13.617                 17.213               678,636.237
International Growth                              9.665                  11.801               135,202.435
Worldwide Growth                                  11.991                 15.144               732,914.024
Balanced                                          10.720                 13.264               247,488.141
Flexible Income                                   9.895                  12.152               200,443.851
Short-Term Bond                                   10.038                 10.902               111,209.654
---------------------------------------------------------------------------------------------------------------------------

*Commencement of operations of the Sub-Account.


                                                            PERIOD FROM 5/1/95* TO 12/31/95
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                            ACCUMULATION UNIT      ACCUMULATION UNIT      ACCUMULATION UNITS
                                           VALUE AT BEGINNING        VALUE AT END         OUTSTANDING AT END
SUB-ACCOUNT                                     OF PERIOD              OF PERIOD               OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
Money Market                                     $10.000                $10.303               167,435.066
---------------------------------------------------------------------------------------------------------------------------

                                                             YEAR ENDED DECEMBER 31, 1996
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                            ACCUMULATION UNIT      ACCUMULATION UNIT      ACCUMULATION UNITS
                                           VALUE AT BEGINNING        VALUE AT END         OUTSTANDING AT END
SUB-ACCOUNT                                     OF PERIOD              OF PERIOD               OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
Growth                                           $13.613                $16.010              1,042,859.684
Aggressive Growth                                 17.213                 18.449              1,020,107.090
International Growth                              11.801                 15.785                390,010.601
Worldwide Growth                                  15.144                 19.402              1,211,235.201
Balanced                                          13.264                 15.301                348,749.461
Flexible Income                                   12.152                 13.175                166,841.253
Short-Term Bond                                   10.902                 11.255                 89,662.336
Money Market                                      10.303                 10.744                567,317.336
---------------------------------------------------------------------------------------------------------------------------

                                                            PERIOD FROM 5/1/96* TO 12/31/96
---------------------------------------------------------------------------------------------------------------------------
                                                                                               NUMBER OF
                                            ACCUMULATION UNIT      ACCUMULATION UNIT      ACCUMULATION UNITS
                                           VALUE AT BEGINNING        VALUE AT END         OUTSTANDING AT END
SUB-ACCOUNT                                     OF PERIOD              OF PERIOD               OF PERIOD
---------------------------------------------------------------------------------------------------------------------------
High-Yield                                       $10.000                $11.191               58,905.138
---------------------------------------------------------------------------------------------------------------------------

*Commencement of operations of the Sub-Account.

     Because the Capital Appreciation and Equity Income Sub-Accounts did not commence operations until May 1, 1997, there is no condensed financial information for these Sub-Accounts for the year ended December 31, 1996.

CALCULATION OF YIELDS AND TOTAL RETURNS

     From time to time, Western Reserve may disclose in advertisements and sales literature yields and total returns for the Sub-Accounts representing the Accumulation Period under a Contract. In addition, Western Reserve may, on the same basis, advertise the effective yield of the Money Market Sub-Account under a contract. THESE YIELDS AND TOTAL RETURNS ARE BASED ON THE SUB-ACCOUNTS' HISTORICAL PERFORMANCE ONLY AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. For more detailed information about the performance data calculations described below, see the Statement of Additional Information.

YIELD

     The yield of the Money Market Sub-Account refers to the annualized income produced by a hypothetical Series Account Value in the Money Market Sub-Account under a Contract over a specified seven day period. The yield calculation assumes that the same amount of income produced for that seven day period is also produced for each seven day period over a fifty-two week period and is shown as a percentage of the hypothetical Series Account Value. The effective yield is calculated similarly but, when annualized, the income earned by the Series Account Value in the Money Market Sub-Account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment of income. Based on the method of calculation described in the Statement of Additional Information, for the seven-day period ended December 31, 1996, the current yield and effective yield for the Money Market Sub-Account were as follows:

     Current Yield   = 4.55%
     Effective Yield = 4.66%

     The yield of a Sub-Account other than the Money Market Sub-Account refers to the income produced by a hypothetical Series Account Value in the other Sub-Account under a Contract over a specified thirty day period, expressed as a percentage rate of return for that period. The yield is calculated by assuming that the income produced by the investment during that thirty day period is produced each thirty day period over a twelve month period and is shown as a percentage of the Series Account

Value. Based on the method of calculation described in the Statement of Additional Information, for the thirty-day period ended December 31, 1996, the yield for the following Sub-Account was as follows:

     Short-Term Bond Sub-Account = 4.80%

TOTAL RETURN

     The total return of a Sub-Account for a Contract refers to return quotations assuming a hypothetical Series Account Value in the Sub-Account under a Contract has been held for various periods of time including, but not limited to, a period measured from the date the Sub-Account commenced operations. When a Sub-Account has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a hypothetical Series Account Value will represent the average annual compounded rates of return that would equate an initial Series Account Value of $1,000 under a Contract to the redemption value of that Series Account Value as of the last day of each of the periods for which total return quotations are provided. FOR PURPOSES OF THE TOTAL RETURN QUOTATIONS, THE CALCULATIONS WILL TAKE INTO ACCOUNT ALL FEES AND CHARGES THAT ARE CHARGED TO ALL CONTRACTS DURING THE ACCUMULATION PERIOD. (The $30 Annual Contract Charge is not included in these calculations.) THE CALCULATIONS WILL ALSO ASSUME A COMPLETE REDEMPTION AS OF THE END OF THE PARTICULAR PERIOD. THE CALCULATIONS WILL NOT REFLECT THE EFFECT OF ANY PREMIUM TAXES THAT MAY BE APPLICABLE TO A PARTICULAR CONTRACT.

     Based on the method of calculation described above and in more detail in the Statement of Additional Information, the average annual total returns for the period beginning with the commencement of each Sub-Account to December 31, 1996, were as follows:

                                        PERIOD FROM INCEPTION     ONE YEAR PERIOD     THREE YEAR PERIOD
SUB-ACCOUNT                                  TO 12/31/96          ENDED 12/31/96       ENDED 12/31/96
---------------------------------------------------------------------------------------------------------------------------
Growth                                         15.32%                 17.61%               15.65%
Aggressive Growth                              20.38%                  7.18%               16.05%
Worldwide Growth                               22.23%                 28.12%               17.66%
International Growth                           18.66%                 33.75%                 N/A
Balanced                                       13.75%                 15.36%               12.59%
Flexible Income                                 8.71%                  8.41%                9.37%
High-Yield                                     11.91%                   N/A                  N/A
Short-Term Bond                                 3.65%                  3.24%                3.92%
Money Market                                    4.39%                  4.28%                 N/A
---------------------------------------------------------------------------------------------------------------------------

     The Growth, Aggressive Growth, Worldwide Growth, Balanced, Flexible Income and Short-Term Bond Sub-Accounts commenced operations on September 14, 1993. The International Growth Sub-Account commenced operations on May 2, 1994. The Money Market Sub-Account commenced operations on May 1, 1995. The High-Yield Sub-Account commenced operations on May 1, 1996. Because the Capital Appreciation and Equity Income Sub-Accounts commenced operations on May 1, 1997, there is no performance information for these Sub-Accounts.

OTHER PERFORMANCE DATA

     Western Reserve may from time to time disclose average annual total return in non-standard formats and cumulative total return for the Contracts.

     Western Reserve may from time to time also disclose in advertising and sales literature yields, standard total returns, and non-standard total returns for the Trust's Portfolios, which do not include Contract and Series Account fees and charges.

     NON-STANDARD PERFORMANCE DATA WILL ONLY BE DISCLOSED IF THE STANDARD PERFORMANCE DATA FOR THE REQUIRED PERIODS IS ALSO DISCLOSED.

     Western Reserve may compare the performance of each Sub-Account in advertising and sales literature to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Sub-Accounts whose performance is reported by Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research & Data service ("VARDS") and Morningstar, Inc. ("Morningstar") or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE and FORTUNE. Lipper, VARDS and Morningstar are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

     Lipper's and Morningstar's rankings include variable life insurance policies as well as variable annuity contracts. VARDS rankings compare only variable annuity contracts. The performance analysis prepared by Lipper, VARDS and Morningstar each rank such policies and contracts on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

     Western Reserve may also compare the performance of each Sub-Account in advertising and sales literature to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock market performance or other widely used indices. Unmanaged indices may assume the reinvestment of dividends, but usually do not reflect any "deduction" for the expense of operating or managing an investment portfolio.

     In addition, Western Reserve may, as appropriate, compare each Sub-Account's performance to that of other types of investments such as certificates of deposit, savings accounts and U.S. Treasuries, or to certain interest rate and inflation indices, such as the Consumer Price Index, which is published by the U.S. Department of Labor and measures the average change in prices over time of a fixed "market basket" of certain specified goods and services. Similar comparisons of Sub-Account performance may also be made with appropriate indices measuring the performance of a defined group of securities widely recognized by investors as representing a particular segment of the securities markets. For example, Sub-Account performance may be compared with Donoghue Money Market Institutional Averages (money market rates), Lehman Brothers Corporate Bond Index (corporate bond interest rates) or Lehman Brothers Government Bond Index (long-term U.S. Government obligation interest rates).

PUBLISHED RATINGS

     Western Reserve may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("Standard & Poor's"), and Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A.M. Best's and Moody's ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Standard & Poor's and Duff & Phelps provide ratings which measure the claims-paying ability of insurance companies. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (I.E., debt/commercial paper).

WESTERN RESERVE, THE SERIES ACCOUNT, AND THE TRUST

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

     Western Reserve was originally incorporated under the laws of Ohio on October 1, 1957. Western Reserve is engaged in the business of writing life insurance policies and annuity contracts. Western Reserve is admitted to do business in 49 states and the District of Columbia. The Administrative Office of Western Reserve is located in Largo, Florida; however, the mailing address is P.O. Box 9052, Clearwater, FL 34618-9052. Western Reserve is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group.

WRL SERIES ANNUITY ACCOUNT B

     The Series Account was established by Western Reserve as a separate account and a unit investment trust on May 24, 1993. The Series Account meets the definition of a "separate account" under the Federal securities laws. The Series Account will receive and invest Net Purchase Payments paid under the Contracts. In addition, the Series Account may be used for other variable annuity contracts issued by Western Reserve.

     Although the assets of the Series Account belong to Western Reserve, Ohio insurance law provides that the assets in the Series Account attributable to variable annuity contracts are not chargeable with liabilities arising out of any other business of Western Reserve. However, the assets of the Series Account are available to cover the liabilities of the general asset account of Western Reserve to the extent that the Series Account's assets exceed the liabilities arising under variable annuity contracts supported by it.

     The Series Account is currently divided into various Sub-Accounts. Each Sub-Account invests exclusively in shares of a single Portfolio of the Trust. Income and both realized and unrealized gains or losses from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to income, gains or losses from any other Sub-Account or arising out of any other business of Western Reserve. Western Reserve may add, delete or substitute investments held by the Sub-Accounts, and Western Reserve reserves the right to add or remove Sub-Accounts. Western Reserve further reserves the right to change the investment objective of any Sub-Account, subject to applicable law as described in the Statement of Additional Information.

JANUS ASPEN SERIES

     The Series Account currently invests only in shares of the Trust, a series mutual fund that is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

     The Trust currently has eleven Portfolios: the Growth Portfolio, the Aggressive Growth Portfolio, the Capital Appreciation Portfolio, the Worldwide Growth Portfolio, the International Growth Portfolio, the Balanced Portfolio, the Equity Income Portfolio, the Flexible Income Portfolio, the High-Yield Portfolio, the Short-Term Bond Portfolio and the Money Market Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has different investment objectives and policies. Thus, each Portfolio operates as a separate investment vehicle, and the income or losses of one Portfolio are unrelated to that of any other Portfolio. Except for the Aggressive Growth Portfolio, each Portfolio is a diversified fund.

     Janus Capital serves as Investment Adviser to each Portfolio. There is no assurance that any Portfolio will achieve its investment objective. More detailed information, including a description of risks, can be found in the Prospectuses for the Trust, which should be read carefully.

     Janus Capital manages the Trust's assets in accordance with policies, programs and guidelines established by the Trustees of the Trust. Janus Capital, located at 100 Fillmore Street, Denver, Colorado 80206, has been engaged in the management of investment funds for over 25 years.

     Shares of the Trust may in the future be sold to separate accounts of other insurance companies to fund benefits under variable life insurance policies or variable annuity contracts. Shares of the Trust may also be sold to retirement plans qualifying under Section 401 of the Internal Revenue Code. It is possible that, in the future, it may become disadvantageous to one or more classes of investors for variable life insurance separate accounts, variable annuity separate accounts of various insurance companies and/or retirement plans to invest in the Trust simultaneously. Neither Western Reserve nor the Trust currently foresees any such disadvantages or conflicts. After being notified by Western Reserve or another insurance company of a potential or existing conflict, the Trustees will determine if a material conflict exists and what action, if any, it will take. If the Trustees determine that a conflict exists, the Trustees may require one or more insurance company separate accounts or retirement plans to withdraw its investments in one or more portfolios and to substitute shares of another portfolio. As a result, a portfolio may be forced to sell securities at disadvantageous prices. In addition, the Trustees may refuse to permit the Trust to sell shares of any portfolio to any separate account or may suspend or terminate the offering of any portfolio if such action is required by law or regulatory authority or the Trustees determine such action is in the best interest of the portfolio. If the Trustees were to conclude that separate mutual funds should be established for variable life and variable annuity separate accounts, Western Reserve may bear a portion of the attendant expenses, but variable life insurance policyowners, variable annuity contract owners and plan participants would no longer have the economies of scale resulting from a larger combined fund.

CHARGES AND DEDUCTIONS

     Certain charges will be deducted in connection with the Contracts to compensate Western Reserve for (1) administering the Contracts; (2) assuming certain risks in connection with the Contracts; and (3) incurring expenses in distributing the Contracts. The nature and amount of these charges are described more fully below. Western Reserve also reserves the right to charge a fee for providing extraordinary services to individual Contract Owners. For example, a $25.00 charge will be imposed to provide a duplicate Contract.

NO SALES CHARGE

     No deductions for sales expenses are made from Purchase Payments or from withdrawals or Surrenders. However, any Surrender or partial withdrawal may be subject to taxation, and the Owner should, therefore, consult with his or her tax adviser before requesting any Surrender or partial withdrawal. (See "FEDERAL TAX MATTERS - Taxation of Annuities" on pages 21-22 and "-"Individual Retirement Annuities" on page 22.)

     Western Reserve will cover certain expenses it advances, such as the cost of printing prospectuses and sales literature and any advertising costs, from its general account assets.

TRANSFER CHARGE

     After twelve free transfers of Annuity Value among the Sub-Accounts during any one Contract Year, each additional transfer will be subject to a Transfer Charge of $10, which will be deducted from the amount transferred to compensate Western Reserve for the costs of the transfer. All transfers made on any one day will be considered a single transfer, with any transfer charge allocated equally. Western Reserve may, at any time, revoke or modify this transfer privilege. The Transfer Charge may not be increased.

MORTALITY AND EXPENSE RISK CHARGE

     Western Reserve will deduct a daily Mortality and Expense Risk Charge from the Series Account at an annual rate of 0.50% of the average daily net assets of the Series Account. Western Reserve assumes two mortality risks: (1) that the annuity rates under the Contracts cannot be changed to the detriment of Owners even if Annuitants live longer than projected; and (2) Western Reserve may be obligated to pay a death benefit claim in excess of a Contract's Cash Value. (See "THE CONTRACT-ANNUITY PROVISIONS - Improved Annuity Rates" on page 19 and "THE CONTRACT-ACCUMULATION PROVISIONS - Death Benefits during the Accumulation Period" on page 16.) Western Reserve also assumes an expense risk through its guarantee not to increase the charges for issuing and administering the Contracts and the Series Account, regardless of its actual expenses.

     This charge is deducted from the Series Account both during the Accumulation Period and after the Maturity Date. The Mortality and Expense Risk Charge will not be assessed against the Fixed Account Value or to monies that have been applied to purchase an annuity option under the Fixed Account Annuity Payments provisions.

ANNUAL CONTRACT CHARGE

     On each Anniversary through the Maturity Date, Western Reserve will deduct an Annual Contract Charge of $30 as partial compensation for the cost of providing administrative services under the Contracts. The Annual Contract Charge is deducted from each Sub-Account and the Fixed Account in proportion to the value each bears to the Annuity Value. If the Annuity Value is surrendered other than on an Anniversary, a full $30 fee will be deducted.

     Even if administrative expenses of the Series Account increase, Western Reserve guarantees that it will not increase the amount of the Annual Contract Charge. Deduction of the Annual Contract Charge is currently waived when the Annuity Value on the Anniversary is equal to or greater than $25,000. Western Reserve reserves the right to modify this waiver upon 30 days written notice to Owners.

ADMINISTRATIVE CHARGE

     Western Reserve deducts a daily Administrative Charge from values remaining in the Series Account at an annual rate of 0.15% of the average daily net assets of the Series Account for the cost of providing administrative services under the Contracts and the Account. This charge is deducted from the Series Account both during the Accumulation Period and after the Maturity Date.

     Even if administrative expenses of the Contract and the Account increase, Western Reserve guarantees that it will not increase the amount of the Administrative Charge.

PREMIUM TAXES

     Certain states and other governmental entities may impose a premium tax, ranging up to 3.5% of Purchase Payments. If applicable, and if Western Reserve has incurred or reasonably expects to incur expenses in respect of premium taxes, the tax will be deducted, either from the Purchase Payment when received, from amounts partially withdrawn or surrendered, from death benefit proceeds, or from the amount applied to an annuity at the time annuity payments commence. Western Reserve will deduct any applicable premium taxes when it incurs them, but reserves the right to defer deduction to a later date as long as such deferral is equitable to Owners.

     Premium tax rates are subject to change by the respective state legislatures, administrative interpretations, or judicial acts. The amount of any such tax will depend on, among other things, the Owner's state of residence, the status of Western Reserve in that state, and the insurance tax laws of such state.

DEDUCTIONS FOR OTHER TAXES

     Currently no charge is made to the Series Account for Federal income taxes attributable to the Series Account. Western Reserve may, however, make such a charge in the future subject to obtaining any necessary regulatory approvals. Charges for any other applicable taxes including any tax or other economic burden resulting from the application of tax laws that Western Reserve determines to be properly attributable to the Series Account may also be made. (See "FEDERAL TAX MATTERS - Company Tax Status" on page 21.)

EXPENSES OF THE TRUST

     Because the Series Account purchases shares of the Trust, the net assets of the Series Account will reflect the investment advisory fee and other expenses incurred by the Trust, as described in the Trust's Prospectus.

THE CONTRACT - ACCUMULATION PROVISIONS

PURCHASE PAYMENTS

     Owners may make Purchase Payments as frequently as they elect. Purchase Payments after the initial Purchase Payment are payable at Western Reserve's Administrative Office. The initial Purchase Payment generally must accompany the application, and must be at least $2,500 unless Western Reserve consents to a smaller amount. Subsequent Purchase Payments are not required but may be made at any time and in any amount provided that each payment is for a minimum of $100, unless Western Reserve consents to a smaller amount and further provided that total Purchase Payments in any Contract Year do not exceed $1,000,000, unless Western Reserve consents to a larger amount. If elected in the application or by subsequent written request from the Owner, Western Reserve will bill Owners for additional periodic Purchase Payments on a monthly bank draft basis. Western Reserve may reject any application or Purchase Payment for any reason permitted by law.

     As an accommodation to Owners, Western Reserve will accept transmittal of both initial Purchase Payments of at least $2,500 and subsequent Purchase Payments of at least $1,000 by wire transfer. For initial Purchase Payments, the wire transfer must be accompanied by a simultaneous telephone facsimile transmission of an application ("FAXED Application"). Initial Purchase Payments accepted via wire transfer with FAXED Application will be invested at the value next determined following receipt. Initial Purchase Payments made by wire transfer not accompanied by simultaneous FAXED Application, or accompanied by an incomplete FAXED Application, will be retained for a period up to five business days while Western Reserve attempts to obtain the FAXED Application or complete the essential information required to establish the Contract and allocate the initial Purchase Payment at the Accumulation Unit Value which will be determined after receipt of the FAXED Application or information necessary to complete the application. If Western Reserve cannot obtain the FAXED Application or essential information within five business days, Western Reserve will return the initial Purchase Payment to the applicant, unless the applicant consents to allow Western Reserve to retain the initial Purchase Payment until the required FAXED Application or essential information is received. When the FAXED Application contains all information necessary to issue the Contract and allocate the Net Purchase Payment, but the FAXED Application has not been signed by the Owner, Western Reserve will issue the Contract and allocate the Net Purchase Payment as indicated in the FAXED Application. At the same time, Western Reserve will also electronically prepare a new application form, containing the same information received on the FAXED Application, for delivery with the Contract to the Owner. Upon delivery, the Owner will sign the electronically prepared application, which will be retained by Western Reserve.

     In the event the original application with original signature is later received and the allocation instructions in that application are, for any reason, inconsistent with those previously designated on the FAXED Application, the initial Purchase Payment will be reallocated in accordance with the allocation instructions in the application with original signature at the Accumulation Unit Value next determined after receipt of such application.

     Owners wishing to make payments via bank wire should instruct their banks to wire Federal Funds as follows to:

                  Barnett Bank of Pinellas County
                  ABA # 063000047
                  For credit to: Western Reserve Life
                  Account #: 1263627596
                  Owner's Name:
                  Contract Number:
                  Attention: Annuity Accounting
                  Fax Number: (813) 588-1620

     Western Reserve may reject any application or Purchase Payment for any reason permitted by law.

NET PURCHASE PAYMENTS

     The Net Purchase Payment is equal to the Purchase Payment less any premium taxes. (See "CHARGES AND DEDUCTIONS - Premium Taxes" on page 12.) Initial and subsequent Net Purchase Payments are allocated according to the Owner's direction among the Sub-Accounts of the Series Account, to the Fixed Account, or to a combination of both. Western Reserve does not currently require that allocation of Net Purchase Payments to an Account meet a minimum percentage. Western Reserve does reserve the right to limit allocation of Net Purchase Payments to any Account to no less than 10% of each Net Purchase Payment. No fractional percentages are permitted. (For Contracts issued in the State of Washington, the Fixed Account is not available for allocation of Net Purchase Payments.) The Owner may change the allocation of subsequent Purchase Payments at any time upon written request to Western Reserve, or by calling 1-800-504-4440. Western Reserve reserves the right to limit such change to once each

Contract Year. Upon allocation to the Series Account, Net Purchase Payments are converted into units of the appropriate Sub-Account based upon the Accumulation Unit Value in that Sub-Account on or following the Valuation Date on which the Purchase Payment is received at Western Reserve's Administrative Office. (See "Accumulation Unit Value," below.) If the Contract application and other information necessary for processing the request to apply the Purchase Payment (collectively "application") are complete upon receipt, Western Reserve will accept the application and apply the initial Net Purchase Payment within two business days of receipt. If it is incomplete, Western Reserve will attempt to have it properly completed within five business days of receipt, and if unable to do so, Western Reserve will inform the prospective purchaser of the reasons that the application is incomplete and request that the prospective purchaser consent to Western Reserve retaining the Purchase Payment until the application is properly completed. If such consent is not obtained, Western Reserve will immediately return the entire Purchase Payment. Once the application is complete, Western Reserve will accept it and apply the initial Net Purchase Payment within two business days.

ACCUMULATION UNIT VALUE

     The Accumulation Unit Value will vary from one Valuation Period to the next depending on the investment results experienced by each Sub-Account. When the Sub-Accounts were first established, the initial Accumulation Unit Value for each Sub-Account was arbitrarily set at $10. The Accumulation Unit Value for each Sub-Account at the end of a Valuation Period is the result of:

     1. The total value of the assets held in the Sub-Account. This value is determined by multiplying the number of shares of the designated Fund Portfolio owned by the Sub-Account times the Portfolio's net asset value per share; minus

     2. The accrued daily percentage for the Administrative Charge and Mortality and Expense Risk Charge multiplied by the net assets of the Sub-Account; minus

     3. The accrued amount of reserve for any taxes that are determined by Western Reserve to have resulted from the investment operations of the Sub-Account; divided by

     4. The number of outstanding units in the Sub-Account.

     The Mortality and Expense Risk Charge is deducted at an annual rate of 0.50% of net assets for each day in the Valuation Period and compensates Western Reserve for certain mortality and expense risks. The Administrative Charge is deducted at an annual rate of 0.15% of net assets for each day in the Valuation Period and compensates Western Reserve for certain administrative expenses. (See "CHARGES AND DEDUCTIONS - Mortality and Expense Risk Charge" on page 12 and
"- Administrative Charge" on page 12.) The Accumulation Unit Value may increase, decrease, or remain the same from Valuation Period to Valuation Period.

COMPUTING SUB-ACCOUNT VALUE

     At the end of any Valuation Period, a Sub-Account's value is equal to the number of units that the Contract has in the Sub-Account, multiplied by the Accumulation Unit Value of that Sub-Account.

     The number of units that a Contract has in each Sub-Account is equal to:

     1. The initial units purchased on the Contract Date; plus

     2. Units purchased at the time additional Net Purchase Payments are allocated to the Sub-Account; plus

     3. Units purchased through transfers from another Sub-Account or the Fixed Account; minus

     4. Any units that are redeemed to pay for partial withdrawals; minus

     5. Any units that are redeemed as part of a transfer to another Sub-Account or the Fixed Account; minus

     6. Any units that are redeemed to pay the Annual Contract Charge, any premium taxes and any Transfer Charge.

PORTFOLIO SHARE NET ASSET VALUE

     The net asset value per share of each Portfolio of the Trust is determined, once daily, as of the close of the regular session of business on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open.

TRANSFERS TO AND FROM, AND AMONG ALLOCATION OPTIONS

     Before the Maturity Date, the Owner may, at any time, transfer amounts among Sub-Accounts or from Sub-Accounts to the Fixed Account. (For Contracts issued in the State of Washington, the Fixed Account is not available to receive Annuity Value transferred from the Sub-Accounts.) Transfers may also be made from the Fixed Account to the Sub-Accounts, subject to certain restrictions. (See "THE FIXED ACCOUNT - Allocations, Transfers and Partial Withdrawals" on page 25.) Transfers are not available if the Owner has elected Systematic Exchanges.

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     The amount of Annuity Value available for transfer from any Sub-Account or the Fixed Account, is determined at the end of the Valuation Period during which the transfer request is received at Western Reserve's Administrative Office. As explained in the previous paragraph, the net asset value for each share of the corresponding Portfolio of any Sub-Account is determined, once daily, as of the close of the regular business session of the New York Stock Exchange (currently 4:00 p.m., Eastern time), which coincides with the end of each Valuation Period. Therefore, any transfer request received after 4:00 p.m., Eastern time, on any day the New York Stock Exchange is open for business will be processed utilizing the net asset value for each share of the applicable Portfolio determined as of 4:00 p.m., Eastern time, on the next day the New York Stock Exchange is open for business.

     The amount available for transfer from the Fixed Account will be determined in the same manner. Owners may make transfer requests in writing, or by telephone. Written requests must be in a form acceptable to Western Reserve. Western Reserve automatically provides Owners with the ability to make transfers by telephone. All telephone transfers should be made by calling the toll-free number: 1-800-504-4440.

     Western Reserve will not be liable for complying with telephone instructions it reasonably believes to be authentic, nor for any loss, damage, cost or expense in acting on such telephone instructions, and Owners will bear the risk of any such loss. Western Reserve will employ reasonable procedures to confirm that telephone instructions are genuine. If Western Reserve does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of such transactions to Owners, and/or tape recording of telephone transfer request instructions received from Owners.

     Excessive trading activity can disrupt portfolio management strategy and increase portfolio expenses, which are borne by all Owners participating in the portfolio, regardless of their transfer activity. Therefore, Western Reserve may, at any time, limit the number of transfers permitted, revoke or otherwise modify the transfer privilege. Western Reserve ordinarily will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which the transfer request is received at Western Reserve's Administrative Office. Western Reserve will impose a $10 charge for each transfer after the first twelve transfers during any one Contract Year. (See "CHARGES AND DEDUCTIONS - Transfer Charge" on page 12.)

SYSTEMATIC EXCHANGES

     The Owner may direct Western Reserve to automatically transfer specified amounts from the Money Market Sub-Account, the Flexible Income Sub-Account, the Short-Term Bond Sub-Account, the High-Yield Sub-Account, the Fixed Account or any combination of these Accounts on a monthly basis to any other Sub-Account(s) within the Series Account. This service is intended to allow the Owner to utilize "Systematic Exchanges," also known as "Dollar Cost Averaging," a long-term investment method which provides for regular, level investments over time. Western Reserve makes no guarantees that Systematic Exchanges will result in a profit or protect against loss.

     To qualify for Systematic Exchanges, a minimum of $2,500 must be allocated to each Sub-Account from which transfers will be made and at least $100, in the aggregate, must be transferred each month. These $2,500 allocations can be made by an initial or subsequent investment or by transferring amounts into the Money Market, Flexible Income, Short-Term Bond and/or High-Yield Sub-Account from the other Sub-Accounts or the Fixed Account within the Contract. Transfers from the Fixed Account may be subject to certain restrictions. (See "THE FIXED ACCOUNT - Allocations, Transfers and Partial Withdrawals" on page 25.)

     A written election of this service, on a form provided by Western Reserve, must be completed by the Owner in order to begin transfers. Once elected, transfers from the Money Market, Flexible Income, Short-Term Bond and/or High-Yield Sub-Account will be processed monthly until the entire value of each Sub-Account from which transfers are made is completely depleted or the Owner instructs Western Reserve in writing to cancel the monthly transfers. For example, if $15,000 is allocated to the Flexible Income Sub-Account and $10,000 is allocated to the Short-Term Bond Sub-Account and transfers of $500 are made each month from each of these Sub-Accounts to the Growth Sub-Account, transfers of $500 per month will continue to be made from the Flexible Income Sub-Account even though transfers from the Short-Term Bond Sub-Account cease as a result of depletion of value. There is no charge for Systematic Exchanges. However, each transfer which occurs under Systematic Exchanges will be counted towards the twelve free transfers allowed during each Contract Year. (See "CHARGES AND DEDUCTIONS - Transfer Charge" on page 12.)Western Reserve reserves the right to discontinue offering Systematic Exchanges upon 30 days' written notice to Owners. Systematic Exchanges are not available if the Owner has elected Systematic Partial Withdrawals.

PARTIAL WITHDRAWALS AND SURRENDERS

     1. PARTIAL WITHDRAWALS. Prior to the earlier of the Maturity Date or the death of the Annuitant (when no Contingent Annuitant has been named), the Owner may partially withdraw a portion of the Series Account Value upon written request, complete with all necessary information, to Western Reserve's Administrative Office. Unless Western Reserve consents, no partial withdrawal is permitted if the Cash Value would be reduced below $2,500. No partial withdrawals from the Fixed Account may be made without the consent of Western Reserve. (See "THE FIXED ACCOUNT - Allocations, Transfers and Partial Withdrawals" on page 25.) All requests for partial withdrawals are processed at the Accumulation Unit Value for each Sub-Account next computed

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

after receipt and acceptance of the request by Western Reserve at its Administrative Office. Western Reserve will cancel units equal to the amount requested from each Sub-Account and will pay the partial withdrawal amount requested less any applicable premium taxes. (See "CHARGES AND DEDUCTIONS - Premium Taxes" on page 12.) The Sub-Accounts for a partial withdrawal may be specified and the amount requested to be withdrawn from each specified Sub-Account may not exceed the value of that Sub-Account. If not specified, partial withdrawals will be based on the Owner's current allocation election.

     2. SYSTEMATIC PARTIAL WITHDRAWALS. The Owner may elect in writing on a form provided by Western Reserve to partially withdraw from the Series Account in equal monthly payments ("Systematic Partial Withdrawals") of at least $200 per month. The first withdrawal will occur during the month which follows receipt of the form, providing the form is received by the 25th day of the month. If Systematic Partial Withdrawals are elected at the time of application for a Contract, a minimum initial Purchase Payment of at least $25,000 must accompany the application, unless Western Reserve consents to a smaller amount. A subsequent election is subject to the Contract then having a minimum of $25,000 of Cash Value. Western Reserve will pay the Systematic Partial Withdrawal amount requested and cancel units equal to the amount withdrawn from the Sub-Accounts in the same manner as the current Net Purchase Payment allocation instructions, except no Systematic Partial Withdrawals are permitted from the Fixed Account. The amount to be partially withdrawn from each Sub-Account may not exceed the Cash Value of the Sub-Account. Western Reserve will not process a Systematic Partial Withdrawal if the Cash Value for the entire Contract would be reduced below $5,000.

     Systematic Partial Withdrawals may be discontinued by the Owner at any time by notifying Western Reserve in writing. Western Reserve reserves the right to discontinue offering Systematic Partial Withdrawals upon 30 days' written notice to Owners. Generally, under a Non-Qualified Contract, Systematic Partial Withdrawals, like other distributions prior to the Maturity Date, are first treated as taxable income to the extent that the Annuity Value immediately before a withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable. Further, under a Non-Qualified Contract, a 10% penalty tax will generally be imposed on the taxable portion of a Systematic Partial Withdrawal made prior to the Owner's age 59-1/2, unless certain exceptions apply. Other penalties may apply to Qualified Contracts. The Owner should, therefore, consult with his or her tax adviser before requesting any Systematic Partial Withdrawals. (See "FEDERAL TAX MATTERS - Taxation of Annuities" on pages 21-22.)

     3. SURRENDERS. The Owner may completely surrender the Contract at any time prior to the Maturity Date. All requests for Surrender are processed at the Accumulation Unit Value for each Sub-Account next computed after receipt and acceptance of the Surrender request by Western Reserve at its Administrative Office. Western Reserve will deduct the $30 Annual Contract Charge and any applicable premium taxes from the Surrender proceeds.

     4. PARTIAL WITHDRAWALS AND SURRENDERS. The amount of any partial withdrawal or Surrender will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at Western Reserve's Administrative Office, except that Western Reserve reserves the right to defer the right of partial withdrawal or Surrender under certain circumstances. (See "OTHER MATTERS RELATING TO THE CONTRACT - Contract Payments" on page 19.) Under Non-Qualified Contracts, Western Reserve will withhold from each partial withdrawal, systematic partial withdrawal or surrender for tax purposes the minimum amount required by law, unless the Owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld. When Western Reserve incurs extraordinary charges, such as wire transfers or overnight mail expenses, for expediting delivery of a partial withdrawal or Surrender payment to a Contract Owner, Western Reserve will deduct such charges from the payment. The current charge for a wire transfer is $15. The current charge for overnight delivery is $20. For the protection of Owners, all requests for partial withdrawals or surrenders of more than $100,000, or where the partial withdrawal or surrender proceeds are to be sent to an address other than the address of record will require a signature guarantee. All required guarantees of signatures must be made by a national or state bank, a member firm of a national stock exchange or any other institution which is an eligible guarantor institution as defined by rules and regulations of the SEC. If the Owner is a corporation, partnership, trust or fiduciary, evidence of the authority of the person seeking redemption is required before the request for withdrawal is accepted, including withdrawals under $100,000. For information, Owners may call (800) 504-4440. Partial withdrawals and Surrenders may be subject to tax including a penalty tax. (See "FEDERAL TAX MATTERS - Taxation of Annuities" on pages 21-22.) For certain Qualified Contracts, a partial withdrawal may require the consent of the Owner's spouse under the Code and the regulations promulgated thereunder by the Treasury Department (the "Treasury Regulations"). (See "FEDERAL TAX MATTERS - Individual Retirement Annuities" on page 22.)

DEATH BENEFITS DURING THE ACCUMULATION PERIOD

     1. GENERAL. In general, if the Annuitant dies during the Accumulation Period and the Owner is a natural person other than the Annuitant, the Owner will automatically become the new Annuitant and the Contract will continue in force and no death benefit will be payable to the Beneficiary. If the Annuitant dies during the Accumulation Period and an Owner is either the same individual as the Annuitant or other than a natural person, Western Reserve will pay the death benefit proceeds to the Beneficiary in a lump sum upon receipt of due proof of death unless a written Alternative Election, as described below, is made.

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

     2. AMOUNT OF DEATH BENEFIT PROCEEDS. If the Annuitant dies during the Accumulation Period and an Owner is either the same person as the Annuitant or other than a natural person, the death benefit proceeds, if payable, will be the greater of: (i) the Annuity Value as of the date Western Reserve receives due proof of death and a written election as to the method of payment, as described above; or (ii) the excess of (a) the amount of Purchase Payments paid less (b) any amounts partially withdrawn from the Contract to pay for partial withdrawals.

     3. ALTERNATIVE ELECTIONS. If the Beneficiary is entitled to receive the death benefit proceeds as in 2. above and is the spouse of the deceased Annuitant, then the spousal Beneficiary may elect to become the new Owner and Annuitant and keep the Contract in force in lieu of receiving the death benefit proceeds. If the Beneficiary is not the spouse of the deceased Annuitant and is entitled to receive the death benefit proceeds, the Beneficiary may elect, in lieu of a lump sum payment, one of the following options that provide for complete distribution of the death benefit proceeds and termination of the
Contract: (i) within five years of the date of the Annuitant's death; (ii) over the lifetime of the Beneficiary; or (iii) over a period that does not exceed the life expectancy of such Beneficiary, as defined by the Code and the Treasury Regulations. Options (ii) and (iii) may be elected only if the Beneficiary is a natural person and payments start within one year of the date of the Annuitant's death. (For a more detailed explanation of these requirements, see "FEDERAL TAX MATTERS - Additional Considerations" on page 23.) Multiple Beneficiaries may choose individually among any of the three options.

     For (i) and (iii) above, the Annuity Value as of the date Western Reserve receives due proof of death and a written election as to the method of payment, if any, will be adjusted to equal the death benefit proceeds, as described below, and the Contract will remain in force as a deferred annuity until the end of the elected distribution period. For subparagraph (ii), the Maturity Date will be changed to the date Western Reserve receives due proof of death and a written election as to the method of payment, if any, and the death benefit proceeds will be used to purchase annuity payments under the annuity provisions of the Contract. (See "THE CONTRACT-ANNUITY PROVISIONS" below.)

     4. DEATH OF AN OWNER WHO IS NOT AN ANNUITANT. If an Owner is not the same individual as the Annuitant and dies before the Annuitant:

     (a) If no Successor Owner has been named or, if named, is no longer alive, the Owner's estate will become the new Owner. The Cash Value must be distributed within five years of the former Owner's death; or

     (b) If a Successor Owner has been named, is alive and is the Owner's spouse, the Contract will continue with the spouse as the new Owner; or

     (c) If a Successor Owner has been named, is alive and is not the Owner's spouse, the Successor Owner will become the new Owner. The Cash Value must be distributed either:

         (1) within five years of the former Owner's death; or

         (2) over the lifetime of the new Owner, if a natural person, with payments beginning within one year of the former Owner's death; or

         (3) over a period that does not exceed the life expectancy (as defined by the Code and Regulations adopted under the Code) of the new Owner, if a natural person, with payments beginning within one year of the former Owner's death.

     5. QUALIFIED CONTRACTS. If a Qualified Contract is issued to a retirement plan, similar provisions will apply upon the death of the plan participant. However, the required distribution rules are more complex in the case of a Qualified Contract held by a plan. Plan participants should consult a qualified pension or tax adviser concerning the operation of these rules.

THE CONTRACT - ANNUITY PROVISIONS

MATURITY DATE AND SELECTION OF ANNUITY OPTIONS

     Provided the Contract is still in force, annuity payments will begin on the Maturity Date, which is, for Non-Qualified Contracts the Anniversary nearest the Annuitant's Attained Age 90. For Qualified Contracts, distributions must begin no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70-1/2. However, the Owner may change the Maturity Date at any time prior to the Maturity Date by written request. Any new Maturity Date must be at least five years after the Contract Date, and the Attained Age of the Annuitant as of the new Maturity Date cannot be greater than 90. After the Maturity Date, no additional Purchase Payments, partial withdrawals, transfers, full Surrenders, or change of Annuitants or annuity options may be made under the Contract. The Qualified Contract is designed for use with retirement plans that qualify for special Federal income tax treatment under Section 408 of the Code. A tax adviser should be consulted about the use of a Qualified Contract with qualified plans, including the specified minimum distribution rules applicable to such plans.

     Annuity Payments will be paid under Option D (described on page 19), with 120 payments guaranteed, unless the Owner elects otherwise. The Owner may change the annuity option by written request at any time prior to the Maturity Date. Thirty days prior to the Maturity Date, Western Reserve will mail to the Owner a notice and a form upon which the Owner can select Allocation Options for the annuity proceeds as of the Maturity Date, which cannot be changed thereafter and will remain in effect until the Contract terminates. If a Series Account annuity option is chosen, the Owner must include in the written notice the Sub-Account allocation of the Annuity Proceeds as of the Maturity Date. If Western Reserve does not receive that form or other written notice acceptable to Western Reserve prior to the Maturity Date, the Contract's existing Allocation Options will remain in effect until the Contract terminates. The Owner may also, prior to the Maturity Date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity option and payment frequency provides for payments of at least $100 per period. If none of these is possible, a lump sum payment will be made.

     The Owner may select one of the Fixed Account annuity options or Series Account annuity options described below or any alternate form of settlement acceptable to Western Reserve. Treasury Regulations may preclude the availability of certain annuity options in connection with Qualified Contracts.

     Fixed Account annuity options provide equal monthly payments of a specified amount that Western Reserve guarantees will not change. The amount of the periodic annuity payment will be based on the Annuity Proceeds on the Maturity Date, the annuity option selected (I.E., the form and duration of payments), the age of the Annuitant or Beneficiary (or ages of Co-Annuitants), the sex of the Annuitant (except for certain Qualified Contracts), and the applicable annuity rate shown in the Contract (or a more favorable current rate available under the Contracts on the Maturity Date). The annuity rates shown in the Contract are based on the Society of Actuaries 1983 Table A with projection and an assumed investment rate of 3%. Western Reserve may in its sole discretion, increase the amount of a payment or payments once payments begin.

     Series Account annuity options (I.E., variable annuity options) are similar to fixed annuity options except that the amount of each periodic payment after the first will vary to reflect the net investment experience of the Sub-Accounts selected by the Owner. The amount of the first annuity payment is determined in the manner described in the Statement of Additional Information for a Series Account annuity option. Under a Series Account annuity option, the Owner applies the Annuity Proceeds to one or more of the nine Sub-Accounts designated to support annuity payments by purchasing units issued in connection with one or more of these Sub-Accounts. The number of units purchased is equal to the amount of the first annuity payment allocated to a particular Sub-Account divided by the Annuity Unit Value for that Sub-Account on the Maturity Date. The number of units of a particular Sub-Account supporting payments to an Annuitant never changes, but the second and subsequent payments will vary with the Annuity Unit Value because each payment will equal the number of units in each selected Sub-Account multiplied by the Annuity Unit Value of that Sub-Account on the date the payment is processed. Annuity Proceeds allocated to Series Account annuity options are subject to a daily Mortality and Expense Risk Charge of 0.50% per annum and a daily Administrative Charge of 0.15% per annum.

     The Annuity Unit Value for a Sub-Account, designated to support annuity payments, is first calculated in the same manner as the Accumulation Unit Value corresponding to the same Trust Portfolio would be calculated (see "THE CONTRACT
- ACCUMULATION PROVISIONS" on page 13) and then is adjusted to reflect a 5% assumed investment return. The adjustment results in the Annuity Unit Value increasing to the extent that the net investment factor increases at greater than an annual rate of 5.65%. It results in the Annuity Unit Value decreasing to the extent that the net investment factor decreases or increases at less than an annual rate of 5.65%. Consequently, if, for a monthly periodic payment, the net investment experience of a Sub-Account for a given month exceeds an annual rate of 5.65%, the monthly payment from that Sub-Account will be greater than the previous payment. Likewise, if the net investment experience for that month is less than an annual rate of 5.65%, the payment will be less than the previous payment.

FIXED ACCOUNT ANNUITY OPTIONS

     The following options are available for payment of fixed account monthly annuity payments.

     OPTION A - FIXED INSTALLMENTS. The Annuity Proceeds will be paid in equal installments over a fixed period of 5, 10, 15, or 20 years or any other fixed period acceptable to Western Reserve.

     OPTION B - LIFE INCOME. The Annuity Proceeds will be paid in equal installments: (1) during the lifetime of the Annuitant only ("Life Annuity");
(2) during a 10-year fixed period certain and for the remaining lifetime of the Annuitant ("Certain Period"); or (3) until the sum of installments paid equals the Annuity Proceeds applied and for the remaining life of the Annuitant ("Installment Refund").

     OPTION C - JOINT AND SURVIVOR LIFE INCOME. The Annuity Proceeds will be paid during the joint lifetimes of the Annuitant and a designated Co-Annuitant and will continue upon the death of the first payee for the remaining lifetime of the survivor.

SERIES ACCOUNT ANNUITY OPTIONS

     Under the Series Account annuity options, the Contract's Annuity Proceeds will be used to purchase annuity units of the Sub-Accounts selected by the Owner. The following Series Account annuity options are available:

     OPTION D - VARIABLE LIFE INCOME. The Annuity Proceeds will be paid in installments determined in accordance with the table set forth in the Contract. Such installments are payable (1) during the payee's lifetime only ("Variable Life Annuity"); or (2) during a 10-year fixed period certain and for the payee's remaining lifetime ("Variable Certain Period").

     OPTION E - VARIABLE JOINT AND SURVIVOR LIFE INCOME. The Annuity Proceeds will be paid in installments during the joint lifetime of two payees and continuing upon the death of the first payee for the remaining lifetime of the survivor.

DEATH BENEFITS AFTER THE MATURITY DATE

     The death benefit, if any, payable after the Maturity Date and after the commencement of annuity payments depends upon the annuity option selected. If a payee dies on or after the commencement of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the payee's death. (For additional information about death benefit payments under the Contract, see "THE CONTRACT - ACCUMULATION PROVISIONS - Death Benefits during the Accumulation Period" on page 16.)

IMPROVED ANNUITY RATES

     Western Reserve may offer improved annuity rates to Owners if, at the Maturity Date, it is offering annuity contracts of the same type and class as the Contract with more favorable rates than those contained in the Contract's income tables.

PROOF OF AGE, SEX, AND SURVIVAL

     Western Reserve may require proper proof of age and sex of any Annuitant or Co-Annuitant prior to making the first annuity payment. Prior to making any payment, Western Reserve may require proper proof that the Annuitant or Co-Annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in sex of any payee, annuity payments will be determined using unisex rates.

OTHER MATTERS RELATING TO THE CONTRACT

CHANGES IN PURCHASE PAYMENTS

     The Owner may change the amount and the mode of the anticipated Purchase Payment pattern specified in the Contract if agreed to by Western Reserve.

RIGHT TO EXAMINE CONTRACT

     An Owner may, within ten days of receipt of the Contract (the "Free-Look Period"), return it to Western Reserve at its Administrative Office, and obtain a refund equal to the sum of: (1) the Purchase Payments received; plus (or minus) (2) the accumulated gains (or losses), if any, in the Series Account for the Contract as of the date Western Reserve receives the returned Contract. Certain states require a Free-Look Period longer than ten days, either for all Contract Owners or for certain classes of Contract Owners. The Owner bears the investment risk during the Free-Look Period. (Certain states require Western Reserve to refund the Purchase Payment, which may be greater or less than the amount computed above. In these states, Western Reserve bears the investment risk during the Free-Look Period.) The specific terms applicable to a particular Contract will be set forth in the "Right to Examine Contract" provision of that Contract.

CONTRACT PAYMENTS

     All payments under the Contract will be paid in one sum unless the Owner elects otherwise. Western Reserve reserves the right to suspend or postpone the right of partial withdrawal and Surrender or postpone the date of payment for any period: (1) the New York Stock Exchange is closed, other than customary weekend and holiday closing, or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC by order permits postponement for the protection of Owners; or (3) an emergency exists, as determined by the SEC, as a result of which valuation or disposal of securities is not reasonably practicable. Transfers may also be postponed under these circumstances.

     Payments of any amounts derived from Purchase Payments paid by check or bank draft may be delayed until the check or bank draft has cleared the payor's bank.

OWNERSHIP

     The Owner is the person entitled to exercise all rights under the Contract. Prior to the Maturity Date, the Owner is the person designated on the Contract Schedule page or as subsequently named. These rights may be subject to the consent of any assignee or irrevocable Beneficiary.

     A Successor Owner can be named in the application for the Contract or by notifying Western Reserve in writing. If the Owner is not the Annuitant, the Successor Owner will become the new Owner of the Contract upon the death of the Owner prior to the death of the Annuitant. (See "THE CONTRACT - ACCUMULATION PROVISIONS - Death Benefits during the Accumulation Period - 4. Death of an Owner Who is Not an Annuitant," on page 17.)

     With regard to Non-Qualified Contracts, ownership of the Contract may be changed or the Contract collaterally assigned at any time during the lifetime of the Annuitant and prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. The assignment of a Contract will be treated as a distribution of the Annuity Value for Federal tax purposes. (See "FEDERAL TAX MATTERS - Taxation of Annuities" on pages 21-22.) Any change of ownership or assignment must be made in writing and accepted by Western Reserve, and, if accepted, will be effective as of the date accepted by Western Reserve. Western Reserve assumes no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any change of ownership or assignment.

     Changing the Owner or naming a new Successor Owner cancels any prior designation of Successor Owner, but it does not change the Beneficiary or Annuitant.

     With regard to Qualified Contracts, ownership of the Contract generally may be assigned, but any assignment may be subject to restrictions, penalties, or even prohibition under the Code, and must also be permitted under the terms of the underlying retirement plan.

ANNUITANT

     The Annuitant is the person named in the application to receive annuity payments. If no person is so named, the Owner will be the Annuitant. Prior to the Maturity Date, if the Owner is a natural person and upon agreement with Western Reserve, the Owner may elect a different Annuitant. As of the Maturity Date, and upon agreement with Western Reserve, the Owner may elect a different Annuitant or, if either annuity Option C or Option E has been selected, add a joint Annuitant. On the Maturity Date, the Annuitant(s) will become the payee(s) and receive the annuity payments.

BENEFICIARY

     The Beneficiary is the person or persons named in the application or as subsequently changed. The Beneficiary may be changed during the lifetime of the Annuitant, subject to the rights of any irrevocable Beneficiary. Any change must be made in writing and received at Western Reserve's Administrative Office and, if accepted, will be effective as of the date on which signed by the Owner. Western Reserve assumes no liability for any payments made or actions taken before the change is received and shall not be responsible for the validity or effect of the change. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Owner, if living, or the Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, the Treasury Regulations may prescribe certain limitations on the designation of a Beneficiary.

     Unless Western Reserve receives written notice from the Owner to the contrary, no Beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any Beneficiary's creditors.

MODIFICATION OR WAIVER

     The contract and the application constitute the entire Contract. Only statements in the application can be used to void the Contract or defend a claim. The statements are considered representations and not warranties. No Contract provision can be waived or changed except by endorsement. Only the President or Secretary of Western Reserve can agree to change or waive any provision of the Contract.

     The Contract may not be modified by Western Reserve without the consent of the Owner, except as may be required to make it conform to any law or regulation or ruling issued by a governmental agency or to improve the rights and/or benefits under the Contract.

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

FEDERAL TAX MATTERS

INTRODUCTION

     The Contracts are designed for use by individuals to accumulate Annuity Value and may be used by retirement plans that qualify for special Federal income tax treatment under Section 408 of the Code, generally known as "Individual Retirement Annuities". The ultimate effect of Federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Western Reserve's tax status, on the type of retirement plan for which the Contract is purchased, and upon the tax and employment status of the individual concerned.

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon Western Reserve's understanding of the Federal income tax laws as they are currently interpreted. Western Reserve makes no representations regarding the likelihood of continuation of the Federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service (the "Service"). For a discussion of Federal income taxes as they relate to the Trust, please see the accompanying Prospectus for the Portfolios of the Trust.

COMPANY TAX STATUS

     Western Reserve is taxed as a life insurance company under Part I of Subchapter L of the Code. Because the Series Account is not a separate entity from Western Reserve and its operations form a part of Western Reserve, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Series Account are reinvested and taken into account in determining the Annuity Value. Western Reserve believes that under existing Federal income tax law, the Series Account's investment income, including realized net capital gains, will not be taxed to Western Reserve. Based upon this belief, it is anticipated that no charges will be made against the Series Account for Federal income tax. If any such charge is made, a Contract's Annuity Value will reflect a deduction for the charge. Western Reserve reserves the right to make a deduction from the assets of the Series Account should any tax or other economic burden resulting from the application of tax laws that Western Reserve determines to be properly attributable to the Account be imposed with respect to such items in the future.

TAXATION OF ANNUITIES

     The following discussion assumes the Contract will qualify as an annuity contract for Federal income tax purposes.

     1. IN GENERAL. Code Section 72 governs taxation of annuities. In general, an Owner is not taxed on increases in value under a Contract until some form of distribution is made under the Contract. The exception to this rule is that generally, an Owner of any deferred annuity contract who is not a natural person must include in income any increase in the excess of the Contract's Annuity Value over the Owner's investment in the Contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Annuity Value generally will be treated as a distribution.

     2. PARTIAL WITHDRAWALS AND SURRENDERS. In the case of a partial withdrawal, Systematic Partial Withdrawal, or Surrender distributed to a participant or Beneficiary under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the Contract to the total Annuity Value. The "investment in the Contract" generally equals the portion, if any, of any Purchase Payments paid by or on behalf of an individual under a Contract which is not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the Contract" can be zero.

     Generally, in the case of a partial withdrawal, Systematic Partial Withdrawal, or Surrender under a Non-Qualified Contract before the Maturity Date, amounts received are first treated as taxable income to the extent that the Annuity Value immediately before the partial withdrawal, Systematic Partial Withdrawal, or Surrender exceeds the "investment in the Contract" at that time. Any additional amount partially withdrawn, applied to a Systematic Partial Withdrawal or Surrender, is not taxable. In the event of a partial withdrawal or Systematic Partial Withdrawal from, or Surrender of, a Non-Qualified Contract, Western Reserve will withhold for tax purposes the minimum amount required by law, unless the Owner affirmatively elects, before payments begin, to have either nothing withheld or a different amount withheld.

     3. ANNUITY PAYMENTS. Although the tax consequences may vary depending on the Annuity Payment elected under the Contract, in general, only the portion of the Annuity Payment that represents the amount by which the Annuity Value exceeds the investment in the Contract will be taxed; after the investment in the Contract is recovered, the full amount of any additional Annuity Payments is taxable. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the

Contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the Contract." For Fixed Annuity Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the Contract" bears to the total expected value of the Annuity Payments for the term of the payments; however, the remainder of each Annuity Payment is taxable until the recovery of the investment in the Contract, and thereafter the full amount or each Annuity Payment is taxable. If death occurs before full recovery of the investment in the Contract, the unrecovered amount may be deducted on the Annuitant's final tax return.

     4. PENALTY TAX ON CERTAIN DISTRIBUTIONS. In the case of a distribution pursuant to a Non-Qualified Contract, a penalty tax may be imposed equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the Owner attains age 59-1/2, (2) made as a result of death of the Owner or disability of the taxpayer, or (3) received in substantially equal installments as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Contract.

     5. TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of the death of an Owner or an Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. For these purposes, the investment in the Contract is not affected by the Owner's or Annuitant's death. That is, the investment in the Contract remains the amount of any purchase payments paid which were not excluded from gross income.

     6. MULTIPLE CONTRACTS. All non-qualified, deferred annuity contracts entered into after October 21, 1988 that are issued by Western Reserve (or its affiliates) to the same Owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. There may be other situations in which the Treasury may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one Contract or other annuity contracts.

     7. TRANSFERS, ASSIGNMENTS OR EXCHANGES OF CONTRACTS. A transfer of ownership or assignment of a Contract, the designation of an Annuitant or other Beneficiary who is not also the Owner, the selection of certain maturity dates, or a change of Annuitant, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any such transfer, assignment, selection or change should contact a competent tax adviser in respect to the potential tax effects of such a transaction.

     8. POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress is not considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as the IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be effective prior to the date of the change.

INDIVIDUAL RETIREMENT ANNUITIES

     The Qualified Contract is designed for use with retirement plans that qualify for special Federal income tax treatment under Sections 219 and 408 of the Code, generally known as "Individual Retirement Annuities." Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59-1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into an Individual Retirement Annuity on a tax-deferred basis.

     Under the tax qualification rules for Section 408 plans, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Owner reaches age 70-1/2, and must be made in a specified form and manner. Special rules and other restrictions may apply depending on the type of plan and the particular circumstances. Each Owner is responsible for making contributions and requesting distributions under the Contract that satisfy applicable tax rules, and should consult a qualified tax adviser.

     The above description of Federal income tax consequences pertaining to the Individual Retirement Annuity is only a brief summary and is not intended as tax advice. The rules governing the provisions of Individual Retirement Annuities are complex and often difficult to comprehend. In addition, the Tax Reform Act of 1986 significantly changed a great many rules for Individual Retirement Annuities. Anything less than full compliance with the applicable rules, all of which are subject to change, may have significant adverse tax consequences. Owners of Individual Retirement Annuities are responsible for requesting distributions in

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

accordance with, and for determining that contributions and other transactions comply with, applicable law. A prospective purchaser considering the purchase of a Contract in connection with an Individual Retirement Annuity should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an Individual Retirement Annuity.

ADDITIONAL CONSIDERATIONS

     1. DIVERSIFICATION. Section 817(h) of the Code requires that the investments of the Series Account must be "adequately diversified" in accordance with Treasury regulations in order for the Contracts to qualify as annuity contracts under Section 72 of the Code. The Series Account, through the Trust, intends to comply with the diversification requirements prescribed by the Treasury in Reg. Sec. 1.817-5, which affect how the Trust's assets may be invested. Western Reserve believes the Series Account will, thus, meet the diversification requirements of Section 817(h). If the Series Account does not meet those diversification requirements, Owners would be taxed currently on any investment income under the Contract.

     In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable annuity contract owner's gross income. The Treasury Department has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the contract owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement further states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of more Sub-Accounts in which to allocate net purchase payments and Contract Values, and may be able to transfer among Sub-Accounts more frequently than in such rulings. These differences could result in an Owner being treated as the owner of a pro rata share of the assets of the Series Account. In addition, Western Reserve does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Western Reserve therefore reserves the right to modify the Contract as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Series Account.

     2. DISTRIBUTION-AT-DEATH RULES. The Code also requires Non-Qualified Annuity Contracts to contain specific provisions for distribution of the Contract proceeds upon the death of an Owner. In order to be treated as an Annuity Contract for Federal income tax purposes, the Code requires that such Contract provide that (a) if any Owner dies on or after the Maturity Date and before the entire interest in the Contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on the Owner's death; and (b) if any Owner dies before the Maturity Date, the entire interest in the Contract must generally be distributed within 5 years after the Owner's date of death. These requirements will be considered satisfied if the entire interest of the Contract is used to purchase an immediate annuity under which payments will begin within one year of the Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the Beneficiary. The Owner's Beneficiary is the person to whom ownership of the Contract passes because of death and must be a natural person. (In the Contract, the successor owner is the Owner's Beneficiary.) If the Beneficiary is the Owner's surviving spouse, the Contract may be continued with the surviving spouse as the new Owner. Non-Qualified Contracts will be reviewed and modified if necessary to attempt to assure that they comply with the Code requirements when clarified by regulation or otherwise. Other rules may apply to Qualified Contracts.

     3. WITHHOLDING. Withholding of Federal income taxes on the taxable portion of all distributions may be required unless the recipient elects not to have any such amounts withheld and properly notifies Western Reserve of that election. Different rules may apply to United States citizens or expatriates living abroad. In addition, some states have enacted legislation requiring withholding.

     4. SECTION 1035 EXCHANGES. Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of one Annuity Contract for another. If the surrendered Contract was issued prior to August 14, 1982, the tax rules that formerly provided that the Surrender was taxable only to the extent the amount received exceeds the Owner's investment in the Contract will continue to apply to amounts allocable to investment in the Contract before August 14, 1982. In contrast, Contracts issued on or after January 19, 1985 in a Code Section 1035 exchange are treated as new Contracts for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Code Section 1035 transactions. Prospective purchasers wishing to take advantage of Code Section 1035 should consult their tax advisers.

     5. DIVERSIFICATION AND QUALIFIED PLANS. Code Section 817(h) applies to variable annuity contracts other than pension plan contracts. The regulations reiterate that the diversification requirements do not apply to pension plan contracts. All of the

Qualified Plans (described above) are defined as pension plan contracts for these purposes. Notwithstanding the exception of Qualified Contracts from application of the diversification rules, the investment vehicle for Western Reserve's Qualified Contracts (I.E., the Trust) will be structured to comply with the diversification standards because it serves as the investment vehicle for Non-Qualified Contracts as well as Qualified Contracts.

THE FIXED ACCOUNT

     An Owner may allocate Net Purchase Payments and transfer Annuity Value to the Fixed Account, which is part of Western Reserve's general account. The Insurance Department of the State of Washington has disapproved, for Contracts issued in Washington, the ability both to allocate Net Purchase Payments to the Fixed Account and to transfer Annuity Value from Sub-Accounts of the Series Account to the Fixed Account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 and neither the Fixed Account nor the general account has been registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account, the general account nor any interests therein are generally subject to the provisions of these Acts, and Western Reserve has been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Annuity Value allocated to the Fixed Account (the "Fixed Account Value") will be credited with rates of interest, as described below. Because the Fixed Account Value becomes part of Western Reserve's general account, Western Reserve assumes the risk of investment gain or loss on this amount. All assets in the general account are subject to Western Reserve's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Fixed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. Western Reserve presently credits the Fixed Account Value with current rates in excess of the minimum guarantee, but it is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Because Western Reserve, at its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Fixed Account Value will be credited with different current interest rates.

     Western Reserve further guarantees that when a higher or lower current interest rate is declared on an allocation to the Fixed Account Value, that interest rate will be guaranteed on such allocation for at least a one year period measured from the date of each Purchase Payment or transfer (the "Guarantee Period"). At the end of the Guarantee Period, Western Reserve reserves the right to declare a new current interest rate on such allocation and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account Value on that date). The rate declared on such allocation, and the accrued interest thereon at the end of each Guarantee Period will be guaranteed again for another Guarantee Period. At the end of any Guarantee Period, any interest credited on the Fixed Account Value in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of Western Reserve. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Allocations from the Fixed Account Value to provide: a) partial withdrawal amounts, b) transfers to the Series Account, or c) the Annual Contract Charge are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

     Western Reserve reserves the right to change the method of crediting interest from time to time, provided that such changes will not have the effect of reducing the guaranteed rate of interest below 4% per annum.

FIXED ACCOUNT VALUE

     At the end of any Valuation Period, the Fixed Account Value is equal to:

     1. The sum of all Net Purchase Payments allocated to the Fixed Account;
        plus

     2. Any amounts transferred from a Sub-Account to the Fixed Account; plus

     3. Total interest credited to the Fixed Account; minus

     4. Any amounts withdrawn from the Fixed Account to pay for partial withdrawals; minus

     5. Any amounts transferred to a Sub-Account from the Fixed Account; minus

     6. Any amounts charged to pay the Annual Contract Charge, premium tax, and transfer charges, if any.

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

ALLOCATIONS, TRANSFERS AND PARTIAL WITHDRAWALS

     Net Purchase Payments and transfers to the Fixed Account will be allocated to the Fixed Account on the first Valuation Date on or following the date Western Reserve receives the payment or transfer request at its Administrative Office, except that any allocation of an initial Net Purchase Payment will take place on the Contract Date.

     Transfers may be made from the Fixed Account to a Sub-Account once each Contract Year. The amount that may be transferred is currently the entire amount available in the Fixed Account; however, Western Reserve reserves the right to limit the amount available to be transferred to the greater of (a) 25% of the amount in the Fixed Account, or (b) the amount transferred in the prior Contract Year from the Fixed Account, unless Western Reserve consents otherwise. No transfer charge will apply to transfers from the Fixed Account to a Sub-Account. Amounts may be withdrawn from the Fixed Account for partial withdrawals and Surrenders only upon written request and (other than for Surrenders) only with Western Reserve's consent. Western Reserve further reserves the right to defer payment of transfers, partial withdrawals, or Surrenders from the Fixed Account for up to six months. In addition, Contract provisions relating to transfers, partial withdrawals or Surrenders from the Series Account will also apply to the Fixed Account. Systematic Exchanges may be done from the Fixed Account. (See "THE CONTRACT - ACCUMULATION PROVISIONS - Systematic Exchanges," on page 15.)

DISTRIBUTION OF THE CONTRACTS

     InterSecurities, Inc. ("ISI") located at 201 Highland Avenue, Largo, Florida 33770, an affiliate of Western Reserve, serves as the distributor and principal underwriter of the Contracts. ISI is registered with the SEC under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. No amounts have been retained by ISI for acting as distributor or principal underwriter for the Contracts. There are no sales commissions payable upon the sale of Contracts. The offering of Contracts will be made on a continuous basis.

VOTING RIGHTS

     To the extent required by law, Western Reserve will vote the Trust shares held in the Series Account at shareholder meetings of the Trust in accordance with instructions received from persons having voting interests in the corresponding Sub-Accounts of the Series Account. Except as required by the 1940 Act, the Trust does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result Western Reserve determines that it is permitted to vote the Trust shares in its own right, it may elect to do so.

     The number of votes that an Owner has the right to instruct will be calculated separately for each Sub-Account, and will be determined during the Accumulation Period by dividing the portion of the Annuity Value in that Sub-Account by $100. Fractional shares will be counted. After the Maturity Date, the number of votes that an Annuitant has the right to instruct will be calculated based on the liability for future variable annuity payments. This liability will be calculated on the basis of the mortality assumptions used in determining the number of units purchased by the Annuitant. Because this liability generally declines as any Annuitant ages, the number of votes attributable to that Annuitant will decrease over time.

     The number of votes of the Portfolio that the Owner or Annuitant has the right to instruct will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Trust. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the Trust.

     Western Reserve will vote Trust shares as to which no timely instructions are received and Trust shares that are not attributable to Owners in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will reduce the votes eligible to be cast by Western Reserve.

     Each person having a voting interest in a Sub-Account will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

LEGAL PROCEEDINGS

     There are at present no legal proceedings to which the Series Account is a party or to which the assets of the Series Account are subject. Western Reserve is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Series Account. ISI, the Series Account's principal underwriter and distributor, is not presently a party to any legal proceedings that are likely to have a material adverse effect upon its ability to perform its contract with the Series Account.

STATEMENT OF ADDITIONAL INFORMATION

     The Statement of Additional Information contains information and financial statements relating to the Series Account and Western Reserve. The Table of Contents of the Statement of Additional Information is set forth below:

     1. Custodian

     2. Independent Accountants

     3. Legal Matters

     4. Calculation of Performance Related Information

     5. Addition, Deletion, and Substitution of Investments

     6. Calculation of Variable Annuity Payments

     7. Financial Statements

     8. Index to Financial Statements

     Inquiries and requests for a Statement of Additional Information should be directed to Western Reserve Life Assurance Co. of Ohio, P.O. Box 9052, Clearwater, Florida 34618-9052; telephone number (800) 504-4440.

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